Q3'26 Investor Update Q U A R T E R L Y P R E S E N T A T I O N 9 November 2026 U.S. PT 10 November 2026 AEDT

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Investor Presentation | November 2026 Contents Q3’26 Operational Performance03 10 - 24 Q3’26 Financial Performance02 6 - 9 Q3’26 Result Highlights01 4 - 5 Appendix06 31 - 39 05 FY’26 Outlook 29 - 30 I N V E S T O R U P D A T E 04 AI Highlights 25 - 28 Pet GPS Unit Economics Top 10 International Markets by MAU and Revenue Countries Membership model Financials GAAP to Non-GAAP reconciliations & Non-GAAP financial measures

02 | FINANCIAL PERFORMANCE 03 | OPERATIONAL PERFORMANCE 05 | OUTLOOK 06 | APPENDIX 01 Q3’26 Result Highlights I N V E S T O R U P D A T E 01 | HIGHLIGHTS 04 | AI HIGHLIGHTS

Q3'26 Achievements

Cementing our position as the market-leading family safety membership service

Growing our audience

~107.7m

Global Monthly Active Users (MAU)
+17% YoY

21%

YoY growth in International MAU

Scaling paid offerings

~3.4m

Global Paying Circles
+26% YoY

188k

Quarterly net adds,
+10% YoY

Creating new revenue streams

$25.4m

Growing advertising revenue stream
+250% YoY

AccuWeather

Establishing new B2B partnerships to drive indirect monetization

Expanding profitability

$174.1m

Q3'26 Revenue
+40% YoY

$34.6m

Q3'26 Adjusted EBITDA[1]
20% Margin

[1] Adjusted EBITDA is a non-GAAP measure. For more information, including the definition of Adjusted EBITDA, the use of this non-GAAP measure, as well as a reconciliation of Net Income to Adjusted EBITDA see Appendix 8.

Life360 Investor Presentation | November 2026 5

02 Q3’26 Financial Performance I N V E S T O R U P D A T E 02 | FINANCIAL PERFORMANCE 03 | OPERATIONAL PERFORMANCE 05 | OUTLOOK 06 | APPENDIX04 | AI HIGHLIGHTS01 | HIGHLIGHTS

Q3'26 Results Summary

Delivering on growth

$M	Q3'25	Q3'26	$ Change	% YoY
Revenue				
Subscription	96.3	124.2	27.9	29 %
Hardware	11.3	9.0	(2.3)	(20) %
Advertising	7.3	25.4	18.2	250 %
Other	9.6	15.5	5.9	61 %
Total revenue	**124.5**	**174.1**	49.6	40 %
Gross Margin	78 %	77 %		(1) %
Operating expenses	91.4	126.0	34.6	38 %
Net Income	9.8	22.5	12.7	130 %
Adjusted EBITDA (Non-GAAP)[1]	24.5	34.6	10.1	41 %
Adjusted EBITDA Margin	20 %	20 %		- %
Cash and cash equivalents[2]	457.2	335.8	(121.4)	(27) %
Operating cash flow	26.4	27.2	0.8	3 %

Note: Numbers may not add or recalculate due to rounding.
[1] Adjusted EBITDA is a non-GAAP measure. For more information, including the definition of Adjusted EBITDA, the use of this non-GAAP measure, as well as a reconciliation of Net Income to Adjusted EBITDA see Appendix 8.
[2] Cash and cash equivalents includes Restricted Cash.

Commentary

- Continued strong subscription revenue momentum, up 29% YoY, primarily driven by 26% growth in Paying Circles and a 4% uplift in ARPPC
- Hardware revenue decreased 20% YoY, primarily driven by a 32% decrease in net hardware units shipped related to the strategic exit of the brick-and-mortar retail channel
- Advertising revenue increased 250% YoY, primarily driven by growth in managed advertising revenue following the acquisition of Nativo
- Other revenue increased 61% YoY primarily due to higher partnership revenue and higher data revenue driven by increased data volumes from user growth
- Gross Margin decreased to 77% from 78% in the prior year, primarily due to lower advertising gross margin driven by a shift in margin mix following the expansion of our advertising platform through the Nativo acquisition. This was partially offset by improved subscription gross margin from a shift toward higher-priced offerings
- Operating expenses increased 38% YoY to $126.0 million, primarily driven by higher personnel costs (including Nativo), app store commissions, and growth media spend. Operating expenses represent 72% of revenue, a 1% decrease YoY demonstrating continued operating leverage despite an absolute increase in the cost base
- Net income of $22.5 million, which includes a $17.5 million net gain on the fair value of investments; income before income taxes of $28.5 million, with $6.0 million provision for income taxes.
- Adjusted EBITDA grew 41% YoY, driven by strong subscription and advertising revenue growth

Life360

Investor Presentation | November 2026 7

Investor Presentation | November 2026 Scaling our business Core subscription business is performing strongly, funding our expansion into new ways to serve families 8 CORE BUSINESS: THE ENGINE • Subscriptions remain our most important growth driver today and continues to scale rapidly • More members, stronger conversion and richer plan mix, bolstered by our AI monetization engine EMERGING STREAMS: EXTENDING THE MODEL • Advertising and Partnerships: Foundation built in 2026, ready to scale in 2027, with the benefit flowing through at high incremental contribution margin SUPPORTING STREAMS: BEYOND THE FAMILY • Devices: Extends member engagement and acts as an on-ramp to subscription with stronger retention • Pets: Expands the potential subscriber base and extends the lifecycle improving retention Q3’26 Revenue and % of Revenue ($M)

Investor Presentation | November 2026 Expanding Profitability Leveraging the cost base as we scale to drive Adjusted EBITDA margin expansion 9 60% 70% 80% 90% Q1 Q2 Q3 Q4E 2025 2026 Q3’26 Opex as % revenue improved YoY and is expected to improve further in Q4’26E OPERATING EXPENSES (GAAP) AS % REVENUE Q1-Q3‘26 reflected investment in new initiatives with YoY margin expansion expected in Q4’26E ADJUSTED EBITDA MARGIN (%) H1’26 investment & seasonality: Nativo costs were in the base from day one while ad revenue peaks in Q4. Q1 also carried higher YoY marketing investment and Q2 benefited from tariff refunds Leverage is expanding: Revenue grew 40% YoY while operating leverage improved. We continue to fund growth from our revenue flow through and cost discipline Q4’26E begins to deliver the return: Revenue growth outpacing cost growth, with the jaws widening into FY27 and beyond 10% 20% 30% Q1 Q2 Q3 Q4E 2025 2026 Operating “jaws” expected to open further following period of investment in FY’26E OPERATING LEVERAGE FY21 FY22 FY23 FY24 FY25 FY26E Beyond Revenue COGS Opex

02 | FINANCIAL PERFORMANCE 03 | OPERATIONAL PERFORMANCE 05 | OUTLOOK 06 | APPENDIX04 | AI HIGHLIGHTS01 | HIGHLIGHTS

Investor Presentation | November 2026 Live Progress Zoomies & Pet Care Coordination Jamie Oliver global partnership Brazilian actress Flavia Alexandra Influencer Campaign App Rating growth from 4.5 to 4.8 Growing our user base 11 Growing our user base is the foundation of our strategy: more members drive paying circles, ads and pets, on our path to 150M MAU • Improving our funnel: Android performance and battery optimization, Google Sign-in and new safety features like Live Progress help more new registrations become active members • Local-market conversion: Local influencers, distribution partnerships, press and app store optimization; MAU in the UK, Australia, New Zealand and Canada grew 24% • AI monetization engine: Routes each new member to the most relevant feature or offer, lifting engagement and conversion • Scaling paid: Recent U.S. price change is seeing good conversion to paid and solid uptake of higher tiers Google Sign-in Improving our funnel and conversion in local markets drove one of our best MAU quarters ever

Investor Presentation | November 2026 Life360 Core Monthly Active Users (MAU) (M) Note: Numbers may not add or recalculate due to rounding. International Triple Tier represents Australia, New Zealand, Canada, and UK markets with “triple tier” membership offering. Global MAU up 17% to 107.7M Second-best quarter for net adds (+5.3M), led by International contributing 3.5M International Triple Tier countries MAU (M) +23% YoY +24% YoY +14% YoY +22% YoY 12 +31% YoY +20% YoY 17 16 17 17 18 20 22 24 25 27 29 31 32 34 35 37 39 40 42 44 45 48 49 51 52 54 56 2 2 2 2 2 3 3 3 4 4 5 5 5 6 6 7 7 8 9 9 10 11 11 12 12 13 14 9 7 7 8 8 9 9 8 10 11 13 13 14 15 17 18 20 22 26 27 28 30 31 33 34 35 38 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 Q3 26 U.S. International Triple Tier Other International Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 Q3 26 ANZ UK Canada

Investor Presentation | November 2026 1.0 2.3 1.8 1.5 1.4 1.9 2.3 1.6 0.7 1.9 1.8 1.4 2.0 1.7 1.8 1.4 1.7 2.2 1.2 1.8 1.2 2.2 1.8 0.1 0.6 0.2 0.3 0.3 0.4 0.5 0.3 0.5 0.5 0.6 0.4 0.5 0.7 0.9 0.4 0.6 0.7 0.8 0.5 0.5 0.7 1.0 (80) (60) (40) (20) - 20 40 60 80 100 -1 0 1 2 3 4 5 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 Q3 26 U.S. Net Adds International Triple Tier Net Adds 0.2 1.4 (0.6) (0.1) 1.1 1.3 2.3 (0.3) 1.0 0.8 2.0 1.2 2.4 1.9 3.6 0.9 1.8 1.4 1.6 1.8 0.2 1.7 2.5 (80) (60) (40) (20) - 20 40 60 80 100 -1 0 1 2 3 4 5 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 Q3 26 Other International Net Adds Global MAU Net Additions reach 5.3M • Net quarterly MAU additions in U.S. and International Triple Tier markets have historically been in a relatively narrow range 13 Note: Numbers may not add or recalculate due to rounding. U.S. and Triple Tier markets deliver steady gains while Other International rebounds to 2.5M net adds • Net quarterly MAU additions in Other International markets have experienced highly varied outcomes due to viral surges related to safety and other issues Other International MAU Net Additions (M) U.S. & International Triple Tier MAU Net Additions (M)

Investor Presentation | November 2026 Long remaining runway in U.S. penetration Source: GSMA Mobile Economy Report, Pew Research Center, 2020 U.S. Census, and Company Data. 1 Estimated number of Life360 members as a percentage of smartphone-enabled population by state; Penetration rates of September 30, 2026 unless otherwise noted. Penetration by State (2020) 1 Penetration by State (2026) 1 Landing <3% Majority of states are in the Growing and Scaling phases with the largest states adding the highest absolute growth and significant runway before achieving Established status 14 U.S. Top 5 penetrated states penetration rate trend Legend Expanding 3-10% Growing 10-20% Scaling 20-30% Established 30%+ 0% 5% 10% 15% 20% 25% Q3'20 Q3'21 Q3'22 Q3'23 Q3'24 Q3'25 Q3'26

Investor Presentation | November 2026 Europe 2%0.4% (2020) (2026) Source: GSMA Mobile Economy Report, Pew Research Center, International Monetary Fund (IMF), and Company Data. 1 Estimated number of Life360 members as a percentage of smartphone-enabled population by region; Rest of World excludes Russia and China; Penetration rates of September 30, 2026 unless otherwise noted. Rest of World 0.6%0.2% (2020) (2026) International penetration, while expanding, trails the U.S., with large upside opportunity Large global opportunity for membership Penetration by Region (2020–2026)1 15 United Kingdom 14%2% (2020) (2026) $ Indicates countries with Triple Tier offering United States 18%6% (2020) (2026) Landing <3% Expanding 3-10% Growing 10-20% Scaling 20-30% Established 30%+ Australia & New Zealand 15%3% (2020) (2026) Canada 6%1% (2020) (2026) $ $ $ $

Investor Presentation | November 2026 Monetize Large User Base Create Strong Product Fit Scaling the international opportunity Brazil, Italy, LATAM, Mexico, and Spain • High-growth, mobile-first markets • Dominance of budget Android devices • Huge scale with lower willingness to pay A phased strategy to support local market needs while global initiatives raise all boats Strategy Market Features Example Focus Countries Investment Focus • Strong driving culture • Reliable networks • Dominance of high-end iOS devices • High willingness to pay for safety products • Dense urban markets with public transport and walking culture • Strong network infrastructure, high-quality devices • Capacity to pay for subscriptions UK, Australia/New Zealand, and Canada Q3 Highlight: Jamie Oliver campaign “Finding Jamie While He Finds Himself” Major coverage: BBC, Forbes and AdAge Impact: • Double-digit registration increases in the UK and Canada • Nearly 100M social views Enhance product quality and meet local feature needs to establish a strong platform for future revenue growth Grow The User Base Germany and select European countries Marketing investment to ramp MAU and scale subscription revenue Leveraging high levels of market penetration to drive strong subscription revenue growth, up 45% in Q3’26 16 Global Efforts: Product initiatives like Android battery optimization and worldwide marketing campaigns like the FIFA World Cup build awareness beyond the US Market

Investor Presentation | November 2026 17 Consolidated Quarterly Subscription Revenue ($M) Global Paying Circles (000s) Subscription Revenue Q3’26 subscription revenue growth of 29% underpinned by 26% YoY uplift in Paying Circles • Strong subscription revenue growth across U.S. and international, with consolidated subscription revenue uplift of 29% YoY in Q3'26 • Core Life360 subscription revenue growth of 32% YoY in Q3'26, benefitting from strong Paying Circles growth of 26% YoY • Core Life360 subscription revenue growth also supported by a shift in product mix towards higher priced products • Additional uplift from international price increases implemented in mid to late 2025 for new and existing subscribers in Triple Tier markets and new U.S. subscribers in September 2026 61.6 65.7 71.8 78.881.9 88.6 96.3 102.5108.2 115.6 124.2 Q1 Q2 Q3 Q4 2024 2025 2026 2,258 2,396 2,532 2,702 2,834 3,035 3,220 3,409 1,400 1,900 2,400 2,900 3,400 3,900 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 Q3 26 Global PC

Investor Presentation | November 2026 Paying Circles by Geography (000s) Paying Circles International Triple Tier Countries Paying Circles (000s) +34% YoY +30% YoY +23% YoY 18 Note: Numbers may not add or recalculate due to rounding. Q3'26 year over year growth of 26%, while raising prices and improving customer value +47% YoY +34% YoY +24% YoY +29% YoY 6 6 8 6 6 5 6 9 8 70 8 73 7 80 4 89 5 9 9 1 1, 0 4 4 1, 11 7 1, 18 0 1, 16 2 1, 20 3 1, 23 3 1, 30 0 1, 32 7 1, 39 0 1, 4 6 8 1, 57 9 1, 6 27 1, 71 8 1, 80 9 1, 9 16 2, 0 0 0 2, 13 7 2, 26 5 2, 38 0 6 1 58 6 1 6 2 6 3 75 86 9 8 10 7 12 0 13 7 14 8 16 6 18 4 20 9 21 8 22 2 23 1 25 0 26 3 27 9 29 3 31 8 33 6 36 4 39 2 4 27 12 2 11 1 11 0 10 7 10 3 11 1 11 8 12 9 13 6 15 5 17 3 18 3 19 8 21 2 23 7 25 7 28 6 33 1 36 0 36 9 39 8 4 30 4 6 8 4 9 8 53 4 56 3 6 0 2 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 Q3 26 U.S. International Triple Tier Other International Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 Q3 26 ANZ UK Canada UK & ANZ Legacy price increases

Investor Presentation | November 2026 Global Paying Circle Net Additions 19 Note: Numbers may not add or recalculate due to rounding. Q3'26 year over year growth of 10%, with 40% growth in International Triple Tier Life360 U.S. & International Triple Tier Paying Circle Net Additions (000s) Other International Paying Circle Net Additions (000s) • U.S. Paying Circle net adds increased 7% YoY; QoQ dip reflects the impact of recent price increase • International Triple Tier Paying Circle net adds increased 40% YoY and 28% QoQ, as higher quality new users convert to paid at faster rates • Other International Paying Circle net adds remained flat YoY, however, grew 29% QoQ in line with the step up in MAU 29 67 91 96 53 74 62 -18 41 30 68 26 63 78 111 47 91 92 107 84 136 128 115 1 12 11 12 10 12 17 11 18 17 25 8 4 9 19 12 17 13 25 18 29 27 35 -40 -20 0 20 40 60 80 100 120 140 160 180 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 Q3 26 U.S. International Triple Tier -4 8 7 11 7 19 18 10 14 15 25 19 29 45 28 9 30 31 38 30 36 30 38 -40 10 60 110 160 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 Q3 26 Other International

Investor Presentation | November 2026 $167 $88 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 Q3 26 U.S. International Average Revenue Per Paying Circle (ARPPC) 1 First U.S. Price increase took effect across all Membership tiers starting in August 2022. Average Revenue Per Paying Circle (ARPPC) ($) 1 +4% YoY 20 +10% YoY +41% YoY +43% YoY Triple Tier launches and annual subscription price increases driving ARPPC in the U.S. and internationally International Triple Tier Countries Revenue +69% YoY +4% YoY Global ARPPC Q3 24 Q3 25 Q3 26 ANZ UK Canada

Hardware Revenue

Devices give members reasons to join and to stay at every life stage



Quarterly Hardware Revenue ($M)
10.2
8.9
4.5
11.9
12.3
9.8
11.7
11.3
9.0
23.8
19.3
Q1
Q2
Q3
Q4
2024
2025
2026

12% of U.S. Paying Circles have a device attached and **11%** of U.S. free circles have a device or pet profile attached



Before or without kids
The family years
After the kids leave

Expands our audience

Families are our core audience, and couples and friends also join; Tile and Pet GPS give more people a reason to join

Deepens engagement

Devices give members more opportunities to engage with the product, beyond checking on their family

Retains subscribers

Pets don't go to college. Tile-first subscribers and Pet GPS cohorts retain better than standalone subscriptions, with early signals of bundle uplift

Life360

Investor Presentation | November 2026 21

Investor Presentation | November 2026 0.0 0.5 1.1 4.24.6 5.3 7.3 13.9 19.7 22.0 25.4 Q1 Q2 Q3 Q4 2024 2025 2026 Quarterly Advertising Revenue ($M) Advertising Revenue Significant YoY revenue uplift driven by continued monetization of free user base and Nativo acquisition • Q3'26 Advertising revenue of $25.4 million represents 250% YoY growth, primarily driven by growth in managed advertising revenue following the acquisition of Nativo • Significant long term growth potential as part of broader advertising and free user monetization strategy 22 ADS FOR FREE MEMBERS ACCESS UNIQUE AUDIENCES BASED ON FIRST PARTY DATA

Investor Presentation | November 2026 23 WHAT’S DRIVING THE GROWTH Advertisers are leaning in Major brands in auto, finance, retail and consumer goods are spending more with us, and new formats like in-app video broaden what we can offer. Off-app volume adds scale, while on-app inventory keeps profitability anchored Growing responsibly Members come first: we turned off advertising below our standard, because that trust supports subscriptions and advertising over time. Next: grow on-app inventory with MAU, scale video and other high-value formats, and keep margin discipline Annual advertising revenue ($M) FY’26E up more than 3x YoY on a full-stack platform $5.8 FY’24 $31.0 FY’25 FY’26E Annual advertising gross profit ($M) Gross margin reflect addition of off-app volume $5.6 FY’24 $29.1 FY’25 FY’26E Full stack advertising drives scale Bigger scale, with margin that reflects a broader platform

Investor Presentation | November 2026 6.4 6.8 8.2 8.88.3 9.2 9.6 10.210.7 11.6 15.5 Q1 Q2 Q3 Q4 2024 2025 2026 Other Revenue Data and partnerships extend the platform with high-margin revenue 24 Quarterly Other Revenue ($M) • Q3'26 Other revenue growth of 61% YoY primarily due to higher partnership revenue and higher data revenue driven by increased data volumes from user growth FIRST PARTY DATA MONETIZATION HUBBLE PARTNERSHIP

04 Q3’26 AI Highlights I N V E S T O R U P D A T E 02 | FINANCIAL PERFORMANCE 05 | OUTLOOK 06 | APPENDIX04 | AI HIGHLIGHTS01 | HIGHLIGHTS 03 | OPERATIONAL PERFORMANCE

Opening Life360 family intelligence to AI agents External AI Agent Family Member Life360 AI connector (MCP) When should I place the dinner order? Turn on the lights before we get home. Help! Is everyone where they need to be? Family Intelligence Unique real-world, real-time data about each family, shared only with a member’s permission USERS INTERFACE PLATFORM Family’s external info Read Write Investor Presentation | November 2026 26

AI agents make Life360 family intelligence more valuable Investor Presentation | November 2026 27 Members set the pace Adoption is member-controlled. Durable data advantage Real-time, passive location signals reflect real-world behavior. Agents expand use cases Members can use Circle data in creative ways, especially when combined with other sources. Agents enhance the app Agents will be able to add events and notifications that make the app more useful. AI complements the core app Agents extend use cases and handle certain tasks. The Life360 app offers peace of mind and makes everyday family life better. New in-app AI experiences are planned in coming quarters.

One engine, built on family intelligence From conversion to web billing and higher tiers, AI lifts our top and bottom line HOW THE ENGINE WORKS WEB BILLLING MARGIN WHAT IT DELIVERS Family Intelligence Who’s in the family and how they live The Right Message, to the Right Person, at the Right Time Every decision feeds the model Engine Decides Offer, plan, and payment type Member Outcome The right experience for each member Data feeds back Each use is smarter than the last Recent wins: ~2x share of new subs to Platinum + shifting more subscription starts to web billing Investor Presentation | November 2026 28

02 | FINANCIAL PERFORMANCE 03 | OPERATIONAL PERFORMANCE 05 | OUTLOOK 06 | APPENDIX04 | AI HIGHLIGHTS01 | HIGHLIGHTS

Investor Presentation | November 2026 1 Adjusted EBITDA is a non-GAAP measure. For more information, including the definition of Adjusted EBITDA, the use of this non-GAAP measure, as well as a reconciliation of Net Income to Adjusted EBITDA, see Appendix 8. Outlook 30 For FY’26, Life360 expects to deliver: • MAU growth of 17% to 20% (unchanged); • Consolidated revenue of $665 million to $681 million (YoY growth of 36% to 39%), increased from $650 million to $685 million, comprised of: - Subscription revenue of $483 million to $488 million, increased from $475 million to $480 million; - Hardware revenue of $35 million to $40 million, narrowed from $35 million to $45 million; - Advertising revenue of $98 million to $102 million, narrowed from $98 million to $115 million; - Other revenue of $49 million to $51 million, increased from $42 million to $45 million; • Adjusted EBITDA 1 of $132 million to $138 million, narrowed from $130 million to $140 million previously, which represents a margin of approximately 20%.

Investor Presentation | November 2026 06 Appendix I N V E S T O R U P D A T E 02 | FINANCIAL PERFORMANCE 03 | OPERATIONAL PERFORMANCE 05 | OUTLOOK 06 | APPENDIX04 | AI HIGHLIGHTS01 | HIGHLIGHTS

Investor Presentation | November 2026 Pet GPS Unit Economics Hardware is the entry point; the returns come from the subscription renewal in Year 2 and beyond APPENDIX 1 Percentages are rounded. Year 1 is shown as a percentage of total Year 1 revenue, split 50/50 between hardware and subscription; Year 2 is shown as a percentage of Year 2 subscription revenue and COGS include credit card transaction costs. In Year 1, hardware margin is negative and subscription margin is positive. Excludes marketing and channel costs. Does not reflect Year 2 churn, which is expected to be lower than that of our regular subscribers. Years 2 through 4 assume the Year 2 renewal economics repeat each year. Illustrative Revenue to COGS to Gross Margin (% of Revenue) Year 1: Hardware + Subscription Year 2: Subscription Renewal Hardware Subscription Net Year 1 Gross Margin: (3%) Net Year 2 Gross Margin: 87% 32 Cumulative Gross Margin by Year Year 1 Year 2 Year 3 Year 4 • Illustrative only; not a forecast. Based on a single U.S. direct-to- consumer customer who purchased one Pet GPS unit in Year 1 • Hardware is the investment to acquire the subscriber; the subscription carries the margin • Returns build over the subscriber lifetime, at a much higher margin from the renewal year onwards (3)% Subscription

Investor Presentation | November 2026 TOP 10 1 Data as of Q3'26 33 TOP 10 APPENDIX 2 Top 10 International Markets by MAU and Revenue Countries 1. United Kingdom 2. Brazil 3. Mexico 4. Australia 5. Italy 6. Malaysia 7. Philippines 8. Canada 9. Spain 10. Germany 1. United Kingdom 2. Australia 3. Canada 4. Brazil 5. Mexico 6. Germany 7. South Africa 8. Netherlands 9. Malaysia 10. Italy INTERNATIONAL REVENUE COUNTRIES1 (78% of total International) INTERNATIONAL MAU COUNTRIES1 (66% of total International)

APPENDIX 3

Freemium model supports families and drives monetization

Life360's premium services provide benefits focused on driving and digital safety

Current Triple Tier Membership Bundles (U.S., UK, Canada, ANZ)

FREE MEMBERSHIP
$0.00/mo

- ✓ SOS
- ✓ Place Alerts (2 places)
- ✓ Location History (2 days)
- ✓ Crash Detection
- ✓ Family Driving Summary
- ✓ Battery Monitoring
- ✓ Pet Profile & Pet Finder Network
- ✓ Live Progress
- ✓ Morning Check-In

SILVER MEMBERSHIP
$9.99/mo

- + Place Alerts (5 places)
- + Location History (7 days)
- + Stolen Phone Protection ($100)
- + Ad-Free Experience
- + Real-Time Pet Tracking

11% of U.S. Paying Circles[1]

GOLD MEMBERSHIP
$16.99/mo

- + Place Alerts (unlimited)
- + Location History (30 days)
- + Individual Driver Reports
- + Roadside Assistance
- + 24/7 Emergency Dispatch
- + ID Theft Protection
- + Free Towing (5mi Radius)
- + Stolen Funds Reimbursement ($25K)
- + Stolen Phone Protection ($250)

84% of U.S. Paying Circles[1]

PLATINUM MEMBERSHIP
$24.99/mo

- + Credit Monitoring
- + Disaster Response
- + Medical Assistance
- + Travel Support
- + Free Towing (50mi Radius)
- + Stolen Funds Reimbursement ($1M)
- + Stolen Phone Protection ($500)

5% of U.S. Paying Circles[1]

[1]As of September 30, 2026. Note: Membership bundles shown represent U.S. offering. Services and pricing differ slightly by region.

Life360

Investor Presentation | November 2026 34

Investor Presentation | November 2026 APPENDIX 4 Operating Metrics 1 Core metrics relate solely to the Life360 mobile application. 2 Core subscription revenue is defined as subscription revenue derived from the Life360 mobile application and excludes non-core subscription revenue which relates to other hardware related subscription offerings. Beginning with the second quarter of 2024, this definition has been updated and calculated in accordance with GAAP. 35 $ in millions, except ARPPC, ARPPS, ASP Q3 2026 Q2 2026 Q1 2026 Q4 2025 Q3 2025 Life360 Core(1) Monthly Active Users (MAU) – Global 107.7 102.4 97.8 95.8 91.6 U.S. 55.8 54.0 51.8 50.6 48.7 International 51.9 48.4 46.0 45.3 42.9 UK, ANZ, CA 14.2 13.2 12.5 12.0 11.4 Other International 37.7 35.2 33.5 33.3 31.5 Paying Circles – Global 3.4 3.2 3.0 2.8 2.7 U.S. 2.4 2.3 2.1 2.0 1.9 International 1.0 1.0 0.9 0.8 0.8 UK, ANZ, CA 0.4 0.4 0.4 0.3 0.3 Other International 0.6 0.6 0.5 0.5 0.5 Average Revenue per Paying Circle (ARPPC) $ 143.56 $ 142.56 $ 143.03 $ 139.54 $ 137.63 Life360 Consolidated Subscriptions 3.9 3.7 3.5 3.4 3.3 Average Revenue per Paying Subscription (ARPPS) $ 130.50 $ 128.38 $ 127.15 $ 122.41 $ 119.33 Net hardware units shipped 0.6 0.7 0.4 1.9 0.9 Average Selling Price (ASP) $ 14.11 $ 14.70 $ 11.88 $ 10.06 $ 11.99 Annualized Monthly Revenue (AMR) $ 578.0 $ 537.2 $ 517.9 $ 478.0 $ 446.7 Additional KPI Related Information Subscription revenue $ 124.2 $ 115.6 $ 108.2 $ 102.5 $ 96.3 Non-Core subscription revenue $ (4.3) $ (4.5) $ (4.7) $ (5.2) $ (5.6) Core subscription revenue(2) $ 119.9 $ 111.1 $ 103.5 $ 97.3 $ 90.7 Subscription revenue bundling related adjustment $ 0.0 $ 0.0 $ 0.0 $ 0.0 $ (0.1) Hardware revenue bundling related adjustment $ 0.0 $ 0.1 $ 0.0 $ 0.0 $ 0.1

Investor Presentation | November 2026 APPENDIX 5 Income Statement 36 Note: Numbers may not add or recalculate due to rounding. Three Months Ended September 30, $ in millions 2026 2025 Revenue Subscription revenue $ 124.2 $ 96.3 Hardware revenue 9.0 11.3 Advertising revenue 25.4 7.3 Other revenue 15.5 9.6 Total revenue 174.1 124.5 Cost of revenue Cost of subscription revenue 16.3 14.0 Cost of hardware revenue 10.7 11.7 Cost of advertising revenue 11.5 0.5 Cost of other revenue 1.7 1.1 Total cost of revenue 40.1 27.4 Gross Profit 134.0 97.1 Operating expenses Research and development 40.6 32.4 Sales and marketing 59.3 39.0 General and administrative 26.1 20.0 Total operating expenses 126.0 91.4 Income from operations 8.0 5.7 Other income (expense), net Gain on change in fair value of investments 17.5 0.8 Interest income 4.1 4.7 Other expense, net (1.1) (1.0) Total other income, net 20.5 4.5 Income before income taxes 28.5 10.2 Provision for income taxes 6.0 0.4 Net income $ 22.5 $ 9.8

Investor Presentation | November 2026 APPENDIX 6 Balance Sheet Cash Flow 37 Note: Numbers may not add or recalculate due to rounding. September 30, December 31, $ in millions 2026 2025 Current Assets: Cash and cash equivalents $ 333.1 $ 494.3 Restricted cash, current 1.0 — Short-term investments 129.2 — Accounts receivable, net 108.3 80.7 Inventory 16.8 9.9 Costs capitalized to obtain contracts, net 1.1 1.2 Prepaid expenses and other current assets 22.8 20.1 Total current assets 612.4 606.1 Restricted cash, noncurrent 1.6 1.6 Property and equipment, net 2.7 3.0 Costs capitalized to obtain contracts, noncurrent 0.9 0.9 Investments 69.5 45.4 Prepaid expenses and other assets, noncurrent 6.1 3.1 Operating lease right-of-use asset 0.1 0.3 Intangible assets, net 75.7 38.3 Goodwill 173.6 134.6 Deferred tax assets, net 143.2 126.4 Total Assets $ 1,085.7 $ 959.7 Liabilities and Stockholders’ Equity Current Liabilities: Accounts payable $ 22.2 $ 8.4 Accrued expenses and other current liabilities 38.7 42.0 Deferred revenue, current 54.4 46.4 Total current liabilities 115.3 96.8 Convertible notes, net, noncurrent 312.0 310.4 Deferred revenue, noncurrent 10.9 4.3 Other liabilities, noncurrent 16.8 — Total Liabilities $ 455.1 $ 411.5 Stockholders’ Equity Common stock 0.1 0.1 Additional paid-in capital 783.5 686.9 Accumulated deficit (108.5) (138.9) Treasury stock, at cost (44.4) — Total stockholders’ equity $ 630.6 $ 548.2 Total Liabilities and Stockholders’ Equity $ 1,085.7 $ 959.7 Nine Months Ended September 30, $ in millions 2026 2025 Cash Flows from Operating Activities: Net income $ 30.3 $ 21.2 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 17.2 9.9 Amortization of costs capitalized to obtain contracts 1.1 0.9 Amortization of operating lease right-of-use asset 0.3 0.3 Stock-based compensation expense, net of amounts capitalized 59.2 40.0 Non-cash interest expense, net 2.2 0.7 Gain on change in fair value of investments (12.7) (2.1) Non-cash revenue from investments (0.8) (0.9) Deferred income taxes (10.1) — Accretion of discount on short-term investments (2.3) — Loss on tariff refund monetization 1.3 — Provision for credit losses — 0.8 Changes in operating assets and liabilities, net of acquisitions: Accounts receivable, net 3.4 (8.9) Prepaid expenses and other assets (2.5) (6.3) Inventory (6.9) (6.1) Costs capitalized to obtain contracts, net (1.0) (1.0) Accounts payable (5.6) 3.5 Accrued expenses and other current liabilities (10.0) (5.8) Deferred revenue 5.0 5.9 Other liabilities, noncurrent — (0.3) Net cash provided by operating activities 68.2 51.8 Cash Flows from Investing Activities: Cash paid for acquisitions, net of cash acquired (57.1) (2.8) Internally developed software (3.8) (4.5) Purchase of property and equipment (0.2) (1.6) Purchase of short-term investments (260.4) — Proceeds from sales and maturities of short-term investments 131.9 — Purchase of other strategic investments (1.0) — Convertible note investment — (25.0) Net cash used in investing activities (190.6) (33.9) Cash Flows from Financing Activities: Indemnity escrow payment in connection with the acquisition of Fantix, Inc. (0.7) — Proceeds from monetization of tariff refund claims 2.3 — Remittance of tariff refund claims (2.3) — Proceeds related to tax withholdings on restricted stock settlements and the exercise of stock options and warrants 48.4 50.8 Taxes paid related to net settlement of equity awards (40.9) (47.3) Purchase of treasury stock (44.4) — Proceeds from issuance of convertible senior notes — 320.0 Payments of debt issuance costs — (10.9) Purchase of capped calls — (33.7) Net cash provided by (used in) financing activities (37.6) 278.9 Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash (160.0) 296.8 Cash, Cash Equivalents, and Restricted Cash at the Beginning of the Period 495.8 160.5 Cash, Cash Equivalents, and Restricted Cash at the End of the Period $ 335.8 $ 457.2

Investor Presentation | November 2026 Operating expenses APPENDIX 7 GAAP to Non-GAAP reconciliations 38 Note: Numbers may not add or recalculate due to rounding. Cost of revenue Three Months Ended September 30, $M 2026 2025 Cost of subscription revenue, GAAP $ 16.3 $ 14.0 Less: Depreciation and amortization, GAAP (1.7) (1.7) Less: Stock-based compensation, GAAP (0.5) (0.5) Total cost of subscription revenue, Non-GAAP $ 14.1 $ 11.8 Cost of hardware revenue, GAAP $ 10.7 $ 11.7 Less: Depreciation and amortization, GAAP (1.0) (1.0) Less: Stock-based compensation, GAAP (0.4) (0.4) Total cost of hardware revenue, Non-GAAP $ 9.3 $ 10.3 Cost of advertising revenue, GAAP 11.5 0.5 Less: Depreciation and amortization, GAAP (0.6) (0.2) Less: Stock-based compensation, GAAP (0.2) — Total cost of advertising revenue, Non-GAAP $ 10.8 $ 0.3 Cost of other revenue, GAAP $ 1.7 $ 1.1 Total cost of other revenue, Non-GAAP $ 1.7 $ 1.1 Cost of revenue, GAAP $ 40.1 $ 27.4 Less: Depreciation and amortization, GAAP (3.3) (2.9) Less: Stock-based compensation, GAAP (1.0) (0.9) Total cost of revenue, Non-GAAP $ 35.8 $ 23.6 Three Months Ended September 30, $M 2026 2025 Research and development expense, GAAP $ 40.6 $ 32.4 Less: Stock-based compensation, GAAP (9.1) (7.3) Less: Other, GAAP (0.3) — Total Research and development, Non-GAAP $ 31.2 $ 25.1 Sales and marketing expense, GAAP $ 59.3 $ 39.0 Less: Depreciation and amortization, GAAP (2.8) (1.1) Less: Stock-based compensation, GAAP (3.1) (2.1) Total Sales and marketing expense, Non-GAAP $ 53.4 $ 35.9 General and administrative expense, GAAP $ 26.1 $ 20.0 Less: Stock-based compensation, GAAP (6.9) (4.7) Total General and administrative expense, Non-GAAP $ 19.2 $ 15.4 Total Operating expenses, GAAP $ 126.0 $ 91.4 Less: Depreciation and amortization, GAAP (2.8) (1.1) Less: Stock-based compensation, GAAP (19.1) (14.0) Less: Other, GAAP (0.3) — Total Operating expenses, Non-GAAP $ 103.7 $ 76.4

Investor Presentation | November 2026 We collect and analyze operating and financial data to evaluate the health of our business, allocate our resources and assess our performance. Adjusted EBITDA In addition to total revenue, net income and other results under GAAP, we utilize a non-GAAP calculation of adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”). Adjusted EBITDA is defined as net income, excluding (i) gain on change in fair value of investments, (ii) provision for income taxes, (iii) depreciation and amortization, (iv) interest income, (v) other expense, net, (vi) acquisition- related transaction and integration costs, and (vii) stock-based compensation. These items are excluded from Adjusted EBITDA because they are non-cash in nature, because the amount and timing of these items are unpredictable, or because they are not driven by core results of operations and render comparisons with prior periods and competitors less meaningful. We believe Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our results of operations, as well as providing useful measures for period-to-period comparisons of our business performance. Moreover, we have included Adjusted EBITDA in this presentation because it is a key measurement used by our management team internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic planning and annual budgeting. However, this non-GAAP financial measure is presented for supplemental informational purposes only, should not be considered a substitute for or superior to financial information presented in accordance with GAAP, and may be different from similarly titled non- GAAP financial measures used by other companies. As such, you should consider this non-GAAP financial measure in addition to other financial performance measures presented in accordance with GAAP, including various cash flow metrics, net income, and our other GAAP results. The table presents a reconciliation of net income, the most directly comparable GAAP measure, to Adjusted EBITDA. 39 APPENDIX 8 Note: Numbers may not add or recalculate due to rounding. 1 Relates to the changes in fair value of the Convertible Note Investment and Related Party Investment. Refer to the Q3'26 10- Q for the definition and additional information on the Convertible Note Investment and Related Party Investment. 2 Includes depreciation on fixed assets and amortization of intangible assets. 3 Relates to costs incurred in connection with the acquisition of Nativo, Inc., including one-time bonus payments. Three Months Ended September 30, $ in millions 2026 2025 Net income $ 22.5 $ 9.8 Add (deduct): Gain on change in fair value of investments(1) (17.5) (0.8) Provision for income taxes 6.0 0.4 Depreciation and amortization(2) 6.1 3.9 Interest income (4.1) (4.7) Other expense, net 1.1 1.0 Acquisition-related transaction and integration costs(3) 0.3 — Stock-based compensation 20.2 14.9 Adjusted EBITDA $ 34.6 $ 24.5 Non-GAAP Financial Measures

Thank You 04 | OUTLOOK 05 | APPENDIX01 | HIGHLIGHTS 02 | FINANCIAL PERFORMANCE 03 | OPERATIONAL PERFORMANCE